                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2008
                                                            -----------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                            0-50801              84-1655232
-------------                            -------              ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)


803 Main Street, Willimantic, Connecticut                         06226
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
              -----------

         Effective May 7, 2008, SI Financial Group, Inc. (the "Company"), the holding company for Savings Institute Bank and Trust Company, amended Article III, Section 2 of the Company's Amended and Restated Bylaws to decrease the number of the Company's directors to eight. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Shell Company Transactions:  Not applicable

         (d)  Exhibits

              Number            Description
              ------            -----------

              3.1               Amended and Restated Bylaws of SI Financial
                                Group, Inc.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.


Date: May 8, 2008                      By: /s/ Rheo A. Brouillard
                                           -------------------------------------
                                           Rheo A. Brouillard
                                           President and Chief Executive Officer